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                                                                   EXHIBIT 23.02



                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors
RMI.NET, Inc.
Denver, Colorado

         We hereby consent to the incorporation by reference in this Registration Statement of RMI.NET, Inc. Amendment No. 3 to Form S-3, of our report included in Form 10-K, dated February 27, 1998, with respect to the statements of income, stockholders' equity (deficit), and cash flows of RMI.NET for the year ended December 31, 1997. We also consent to the reference of us under the heading "Experts" in such registration statement.


                                                 /s/ BAIRD KURTZ & DOBSON

Denver, Colorado
April 21, 2000